©2024 Thryv, Inc. All Rights Reserved. ©2024 Thryv, Inc. All Rights Reserved. Exhibit 99.2 T H R Y V H O L D I N G S I N C . DECEMBER 3, 2024 2024 Analyst Day

©2024 Thryv, Inc. All Rights Reserved. 2 Safe Harbor T H R Y V 2 0 2 4 A N A L Y S T D AY This Presentation may include certain forward-looking statements, including, without limitation, statements concerning the conditions of our industry and our operations, performance, and financial condition, including, in particular, statements relating to our business, growth strategies, product development efforts, and future expenses. Forward-looking statements can be identified by words such as ‘‘anticipates,’’ ‘‘intends,’’ ‘‘plans,’’ “may,” “will,” “should,” ‘‘seeks,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘expects,’’ ‘forecasts,’’ “outlook,’’ “predict,’’ “project,’’ “potential,’’ “continue,’’ “targets,’’ and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties and risks (some of which are beyond our control) and changes in circumstances or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of any such changes, new information, subsequent events or otherwise. Market data and industry information used throughout this Presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this Presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation to take (or refrain from taking) any particular action. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this Presentation contains non-GAAP financial measures. We present non-GAAP financial measures including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin and Free Cash Flow. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables for reconciliations of the non-GAAP financial measures used in this Presentation to the most comparable GAAP financial measures. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in our industry. This Presentation also includes certain forward-looking non-GAAP financial measures, such as Adjusted EBITDA margin and Adjusted Gross Margin. We calculate forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. We have not provided quantitative reconciliations of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures because the excluded items are not available on a prospective basis without unreasonable efforts. For this Presentation, Medium-Term denotes 3 to 5 years and Long-Term denotes over 5 years.

©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. 4 Cameron Lessard I N V E S T O R R E L AT I O N S

©2024 Thryv, Inc. All Rights Reserved. Welcome!

©2024 Thryv, Inc. All Rights Reserved. Agenda Welcome CAMERON LESSARD, AVP TREASURY, CORP DEV & IR Transformation Update – Return to Growth JOE WALSH, CHAIRMAN & CEO Essential Points GRANT FREEMAN, PRESIDENT TAMI CANNIZZARO, CHIEF MARKETING OFFICER Mid-point Q&A Nearing the Finish Line – Strategic Value Realization: Exit of Marketing Services JOE WALSH, CHAIRMAN & CEO Financial Update PAUL ROUSE, CHIEF FINANCIAL OFFICER CAMERON LESSARD, AVP TREASURY, CORP DEV & IR Overall Q&A 6

©2024 Thryv, Inc. All Rights Reserved. 7 Q&A At designated times in presentation.

©2024 Thryv, Inc. All Rights Reserved. 8 Submit Questions Via Investor Relations at investorday@thryv.com

©2024 Thryv, Inc. All Rights Reserved. 9 Non-Gaap Reconciliations for financials not included in the Appendix are posted on investor.thryv.com

©2024 Thryv, Inc. All Rights Reserved. Top 5 Takeaways A N A L Y S T D A Y SaaS Metrics Improving Keap Acquisition a Positive Expanding Center Approach What’s Next for Marketing Services Update on Medium-Term Outlook 10

©2024 Thryv, Inc. All Rights Reserved. 11 Joe Walsh C H A I R M A N & C E O

©2024 Thryv, Inc. All Rights Reserved. Transformation Journey Return to Growth

©2024 Thryv, Inc. All Rights Reserved. Decade of SMB SaaS 2 0 2 4 A N A L Y S T D A Y

©2024 Thryv, Inc. All Rights Reserved. 14 is happening NOW The generational shift of Small Businesses ‘Millennials Are Banking On The Great Wealth Transfer, 4 Words Why You Shouldn’t Cash That Check Yet’, Joseph Coughlin, Forbes

©2024 Thryv, Inc. All Rights Reserved. Baby Boomers own 50% of small businesses in the U.S. 15 ‘The Great Boomer Fire Sale’, Ann Logue, Business Insider

©2024 Thryv, Inc. All Rights Reserved. 10K 16 Baby Boomers are retiring each day. ‘The Boomers are Retiring. See Why That’s Bad News For Workers’, Alyssa Fowers & Kevin Schaul, The Washington Post

©2024 Thryv, Inc. All Rights Reserved. 17 A meaningful amount of wealth will change hands in the coming decade. ‘Baby Boomers: Incredible Numbers Buying and Selling’, California Association of Business Brokers

©2024 Thryv, Inc. All Rights Reserved. Small Business owner demographics will increasingly change in the future. 18 2 0 2 4 A N A L Y S T D A Y ‘Boomer Small Business Owners Retiring Could Mean Golden Opportunity for Younger Americans’, Brek Dumas, Fox Business

©2024 Thryv, Inc. All Rights Reserved. 19 The next generation taking over these businesses are more Tech-Savvy. 2 0 2 4 A N A L Y S T D A Y ‘Small Business Growth In The Digital Age’, Tony Bradley, Forbes

©2024 Thryv, Inc. All Rights Reserved. This is a Mega-Trend 2 0 2 4 A N A L Y S T D A Y Consumers Are Trained SMBs Are Ready Tools Are Better 20

©2024 Thryv, Inc. All Rights Reserved. 21 $20 billion US SAM $40 billion Global SAM ~ 10 million SMBs ~ 5 million SMBs 1. SAM defined as Serviceable Addressable Market Source: Projections based on average ARPU spend for businesses with 2-99 employees in service-driven industries in the U.S., using data from the U.S. Census Bureau and Small Business Administration. For global estimates, projections are based on mature or English-speaking markets, translating to approximately 5 million businesses. Giant Addressable Market 2 0 2 4 A N A L Y S T D A Y 1 1

©2024 Thryv, Inc. All Rights Reserved. 22 How The Market Is Organized 2 0 2 4 A N A L Y S T D A Y <$2k >$8k >$10k $100k+ >$4k Annual Spend Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise.

©2024 Thryv, Inc. All Rights Reserved. 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Construction Services Professional Services Accommodation & Food Other Transportation Retail & Wholesale Trade Manufacturing IT & Comms Value Added Employment 23 SMBs help fuel the U.S. economic engine 2 0 2 4 A N A L Y S T D A Y Small Businesses play a sizable role in Home Services and Professional Services. McKinsey Analysis

©2024 Thryv, Inc. All Rights Reserved. 24 Productivity gap widens as the company size gets smaller. S M A L L B U S I N E S S E S S T R U G G L E W I T H P R O D U C T I V I T Y McKinsey Analysis PRODUCTIVITY50+ Employees 1-49 Employees

©2024 Thryv, Inc. All Rights Reserved. 25 McKinsey Analysis Narrowing the Productivity Gap in the U.S. is equivalent to 5% of GDP Raising Small Business Performance is a Priority

©2024 Thryv, Inc. All Rights Reserved. 26 This is our moment.

©2024 Thryv, Inc. All Rights Reserved. SMBs need offerings that boost productivity and promote growth. 27 McKinsey Analysis

©2024 Thryv, Inc. All Rights Reserved. Thryv the customizable, do-it-all small business software. We’ll help clients communicate efficiently, run their business, and grow their brand. 28

©2024 Thryv, Inc. All Rights Reserved. Keap Opportunity 2 0 2 4 A N A L Y S T D A Y 29

©2024 Thryv, Inc. All Rights Reserved. 30

©2024 Thryv, Inc. All Rights Reserved. 31 We Bring The Lead Nurture The Lead

©2024 Thryv, Inc. All Rights Reserved. 32 Strategic Rationale W H Y K E A P ? Acquired: October 31, 2024 Cost: $80M Automations Development Team Software Clients NOL Carryforwards Cost Synergies Partner Channel

©2024 Thryv, Inc. All Rights Reserved. Keap Leadership 33

©2024 Thryv, Inc. All Rights Reserved. 34 Complementary Product Suite Automations enabling upsell / cross-sell opportunities at low CAC S T R A T E G I C L O G I C

©2024 Thryv, Inc. All Rights Reserved. 35 We can sell into both bases.

©2024 Thryv, Inc. All Rights Reserved. 36 We can sell into both bases. $50m 1. Estimates Revenue post integration for 2025 to 2027. Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise. Revenue1

©2024 Thryv, Inc. All Rights Reserved. 37 PA R T N E R D I R E C T Keap’s Partner Channel amplifies Thryv’s Direct sales motion. 2 0 2 4 A N A L Y S T D A Y

©2024 Thryv, Inc. All Rights Reserved. 38 Product & Engineering Team W H Y K E A P ?

©2024 Thryv, Inc. All Rights Reserved. 39 Secured 15k SaaS clients below replacement cost W H Y K E A P ? 15k SaaS clients excludes down market products.

©2024 Thryv, Inc. All Rights Reserved. 40 Expect to achieve $10m EBITDA synergies next year. 2025 Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise.

©2024 Thryv, Inc. All Rights Reserved. 41 NOL Carryforwards Drive Enhanced Return Profile Over Time NOL carryforwards are subject to limitations.

©2024 Thryv, Inc. All Rights Reserved. 2 0 2 4 A N A L Y S T D A Y 42

©2024 Thryv, Inc. All Rights Reserved. Upcoming Inflection Points 2 0 2 4 A N A L Y S T D A Y 43

©2024 Thryv, Inc. All Rights Reserved. 10 YEARS OF Transformation 44

2024 ANALYST DAY

Upcoming Inflection Points


INFLECTION POINT
2024
2026
2027
SaaS Revenue >50%
SaaS EBITDA >50%
Combined Overall Top-line & Bottom-line Growth

Inflection point evidences SaaS Revenue and Adjusted EBITDA eclipsing Marketing Services.
Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise.

45

©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. d 46 2025 is Pinch Point with Q1 to Q3 • Configuring Marketing Services Exit • Decommissioning of Systems • Digesting Keap 2 0 2 4 A N A L Y S T D A Y

©2024 Thryv, Inc. All Rights Reserved. 47 2025 Year of Digesting Keap 2 0 2 4 A N A L Y S T D A Y

©2024 Thryv, Inc. All Rights Reserved. What’s Next

©2024 Thryv, Inc. All Rights Reserved. 49

©2024 Thryv, Inc. All Rights Reserved. Insights you need to run and grow your business better. 2 0 2 4 A N A L Y S T D A Y 50

©2024 Thryv, Inc. All Rights Reserved. 51

©2024 Thryv, Inc. All Rights Reserved. 52 2021 2022 2023 2024 2025 Product Innovation Evolving & Expanding

©2024 Thryv, Inc. All Rights Reserved. We are a Platform. 2 0 2 4 A N A L Y S T D A Y 53

©2024 Thryv, Inc. All Rights Reserved. Not a point solution. 2 0 2 4 A N A L Y S T D A Y 54

©2024 Thryv, Inc. All Rights Reserved. We help clients grow… P L AT F O R M E V O L U T I O N 55 Centralize all communications. Run their Business. Grow their Business.

©2024 Thryv, Inc. All Rights Reserved. 56 We are poised for durable growth… 2 0 2 4 A N A L Y S T D A Y

©2024 Thryv, Inc. All Rights Reserved. 57 SMB’s will fail if they do not adapt. 2 0 2 4 A N A L Y S T D A Y

©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. One More Thing

©2024 Thryv, Inc. All Rights Reserved. 60

©2024 Thryv, Inc. All Rights Reserved. Time Management Payroll Management Staff Management 61

©2024 Thryv, Inc. All Rights Reserved. 62

©2024 Thryv, Inc. All Rights Reserved. 63 2021 2022 2023 2024 2025 Product Innovation Evolving & Expanding NEW NEW NEW

©2024 Thryv, Inc. All Rights Reserved. 64 Industry Leading Marketing & Sales Platform Growing Their Business with Thryv T R A N S F O R M A T I O N J O U R N E Y

©2024 Thryv, Inc. All Rights Reserved. 65

©2024 Thryv, Inc. All Rights Reserved. 66 Tami Cannizzaro C HI E F M AR KE TI N G O F F I C E R Grant Freeman P RE S I D EN T

©2024 Thryv, Inc. All Rights Reserved. Essential Points Milestone Metrics Understanding Our Products Expanded Opportunity

©2024 Thryv, Inc. All Rights Reserved. SaaS Metrics That Matter E S S E N T I A L P O I N T S 68

ESSENTIAL POINTS

SaaS Metrics That Matter

Drive to Net Revenue Retention ~100%[1]	**Drive to Becoming Rule of 40 Company**[2]	**Accelerate to SaaS Revenue > Marketing Services Revenue**	**Drive Gross Margins to >70%**[3]

1. Seasoned net revenue retention is calculated by dividing the recurring revenue of all SaaS clients as of the last month of the quarter (net of expansions, downsell, and churns) by the same customer cohort's recurring revenue one year ago, removing clients acquired over the last 12 months.
2. Rule of 40 is defined as year-over-year revenue growth plus Adjusted EBITDA Margin.
3. Denotes Adjusted Gross Margins

69
©2024 Thryv, Inc. All Rights Reserved.

ESSENTIAL POINTS

Drive Net Revenue Retention ~100%



96%
101%
Q4 2023
Q3 2024

Seasoned net revenue retention is calculated by dividing the recurring revenue of all SaaS clients as of the last month of the quarter (net of expansions, downsell, and churns) by the same customer cohort's recurring revenue one year ago, removing clients acquired over the last 12 months.

70

©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. Drive to Becoming Rule of 40 SaaS Company 71 2023 Q3 2024 26% 41% E S S E N T I A L P O I N T S Rule of 40 is defined as year-over-year revenue growth plus Adjusted EBITDA Margin.

©2024 Thryv, Inc. All Rights Reserved. Accelerate to SaaS Revenue > Marketing Services Revenue 72 2023 Q3 2024 29% 48% E S S E N T I A L P O I N T S of Rev. of Rev.

©2024 Thryv, Inc. All Rights Reserved. Drive Gross Margins to >70% 73 2023 Q3 2024 67% 72% E S S E N T I A L P O I N T S Denotes Adjusted Gross Margins.

©2024 Thryv, Inc. All Rights Reserved. Product Evolution Transformed platform with enhanced Reporting Center, Workforce Center and AI-powered Marketing Center enabling frictionless customer experience. E S S E N T I A L P O I N T S 74

©2024 Thryv, Inc. All Rights Reserved. 75

©2024 Thryv, Inc. All Rights Reserved. 76

©2024 Thryv, Inc. All Rights Reserved. 77

©2024 Thryv, Inc. All Rights Reserved. 78

ESSENTIAL POINTS

Product Evolution


EMPLOYEE COUNT
10
$2K
$4K
SPEND INCREASE
thryv Business Center
thryv Marketing Center
thryv Command Center
keap
Automations
Value Enhancing Add-Ons
thryv Reporting Center
thryv Workforce Center

79

©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. Growth Packages E S S E N T I A L P O I N T S 80

©2024 Thryv, Inc. All Rights Reserved. 81

©2024 Thryv, Inc. All Rights Reserved. Get quick access to your business' key metrics, including sales, payments, customer trends, team activity, and marketing performance — all in one place. Make smarter business decisions with Thryv R E P O R T I N G C E N T E R 82

©2024 Thryv, Inc. All Rights Reserved. Customized Reporting R E P O R T I N G C E N T E R Access Your Data on the Go: Designed with a small business owner in mind. With Thryv Reporting Center gain the insights you need to grow your business with confidence. 83

©2024 Thryv, Inc. All Rights Reserved. Sales & Revenue Appointments & Bookings Email Performance & Engagement Customer Details Staff Activity 84

©2024 Thryv, Inc. All Rights Reserved. 85

©2024 Thryv, Inc. All Rights Reserved. Time Management Payroll Management Staff Management 86

©2024 Thryv, Inc. All Rights Reserved. Leveraging AI to Power Client Solutions E S S E N T I A L P O I N T S 87

©2024 Thryv, Inc. All Rights Reserved. CaptionAI for Social E S S E N T I A L P O I N T S 88 Done-for-you social media captions perfectly formatted for each platform within seconds.

©2024 Thryv, Inc. All Rights Reserved. AI Review Response E S S E N T I A L P O I N T S 89 Respond to customer reviews in less time and with far less effort.

©2024 Thryv, Inc. All Rights Reserved. Expanding Opportunity E S S E N T I A L P O I N T S 90

©2024 Thryv, Inc. All Rights Reserved. PLG ~50k E S S E N T I A L P O I N T S Marketing Services Zoo 91

©2024 Thryv, Inc. All Rights Reserved. Product-Led Growth ~50k Sources of Opportunity E S S E N T I A L P O I N T S SaaS ~100k+ UPGRADE EXPAND ACQUIRE Marketing Services ~200k 92

©2024 Thryv, Inc. All Rights Reserved. Go-To-Market Evolution Adding product led growth, partner channel and influencer acquisition model to our successful sales led motion. E S S E N T I A L P O I N T S 93

©2024 Thryv, Inc. All Rights Reserved. Direct Channel 94 Current Revenue Drivers E S S E N T I A L P O I N T S Vectors of Growth

©2024 Thryv, Inc. All Rights Reserved. Direct Channel 95 Additional Revenue Drivers E S S E N T I A L P O I N T S Partner Channel Influencer Channel PLG Channel Vectors of Growth

©2024 Thryv, Inc. All Rights Reserved. SARAH LAWS Fullstack Marketing NGOC DFG Training 96 Partner Channel E S S E N T I A L P O I N T S ADRIANO GALL Adriano Gall Marketing

LAMAR TYLER
Tyler New Media


ROBIN ROBINS
Technology Marketing Toolkit


JENNA KUTCHER
Author, Educator, Host


DONALD MILLER
StoryBrand, Business Made Simple

ESSENTIAL POINTS

Influencer Channel

97
©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. 98 Culture Synergy E S S E N T I A L P O I N T S

©2024 Thryv, Inc. All Rights Reserved. 99 Product Synergy: Cross-Sell Opportunity E S S E N T I A L P O I N T S

©2024 Thryv, Inc. All Rights Reserved. Marketing Center & Keap Automations fit perfectly. E S S E N T I A L P O I N T S 100

©2024 Thryv, Inc. All Rights Reserved. 360 Degree Marketing Solution E S S E N T I A L P O I N T S 101 Expand Attract NurtureRetain Capture Convert 1 2 3 45 6

©2024 Thryv, Inc. All Rights Reserved. Business automations to streamline how clients run their business. E S S E N T I A L P O I N T S 102 Giving them time back and driving profitable revenue.

ESSENTIAL POINTS

thryv

Capturing More Spend


EMPLOYEE COUNT
10
$2K
$4K
SPEND INCREASE
thryv Business Center.
thryv Marketing Center.
thryv Command Center
keap
Automations
Value Enhancing Add-Ons
thryv Reporting Center.
thryv Workforce Center.

103

©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. Our combined software enables small businesses to grow efficiently. E S S E N T I A L P O I N T S 104 We save them time and money and put them back in control.

©2024 Thryv, Inc. All Rights Reserved. 105

©2024 Thryv, Inc. All Rights Reserved. Mid-Point Q&A

©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. 108 Joe Walsh C E O & C H A I RM A N

©2024 Thryv, Inc. All Rights Reserved. Nearing the Finish Line Strategic Value Realization: Exit of Marketing Services

©2024 Thryv, Inc. All Rights Reserved. Intentional Accelerated Migration of Clients to SaaS Demographic Patterns Update N E A R I N G T H E F I N I S H L I N E 110

©2024 Thryv, Inc. All Rights Reserved. Target Distribution, Extend Print Cycle Rationalized Costs Migrate Remaining Digital Clients How We Will Manage Through It… N E A R I N G T H E F I N I S H L I N E 111

©2024 Thryv, Inc. All Rights Reserved. Targeted Distribution N E A R I N G T H E F I N I S H L I N E 112

©2024 Thryv, Inc. All Rights Reserved. Lengthening Print Directory Cycle N E A R I N G T H E F I N I S H L I N E 18 MONTHS FROM 113

©2024 Thryv, Inc. All Rights Reserved. Lengthening Print Directory Cycle N E A R I N G T H E F I N I S H L I N E 24 TO MONTHS 114

©2024 Thryv, Inc. All Rights Reserved. Rationalize Costs 115 N E A R I N G T H E F I N I S H L I N E

©2024 Thryv, Inc. All Rights Reserved. Migrate Remaining Digital Clients 116 N E A R I N G T H E F I N I S H L I N E

©2024 Thryv, Inc. All Rights Reserved. 117

NEARING THE FINISH LINE

thryv

Robust Cash Flow Ensures Debt Servicing

Consolidated Net Debt FY '24E [1,3]

Print Unlevered FCF [2,3] **(2025-2030)**

Consolidated Unlevered FCF [2,3] **(2025-2030)**


~$290
Million
$250-$300
Million
~$600
Million

1. Consolidated Net Debt is defined as debt outstanding, excluding any unamortized original issue discount and debt issuance costs, less cash balance as of the end of the period.
2. Estimates include global tax assumptions but excludes cash interest payments.
3. Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise.

118

©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. Cash Flow Continues N E A R I N G T H E F I N I S H L I N E Marketing Services Runoff Cash flow 20302028 Final Directories Published Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise. 119

©2024 Thryv, Inc. All Rights Reserved. 120 Paul Rouse C HI E F F I N A N C I A L OF F I C ER Cameron Lessard AV P I N V E S T OR REL AT I O N S

©2024 Thryv, Inc. All Rights Reserved. Financial Review

©2024 Thryv, Inc. All Rights Reserved. Undiscovered Opportunity F I N A N C I A L R E V I E W 122

FINANCIAL REVIEW

thryv

See How Thryv Compares

	Thryv Software[1]	HubSpot[1]	ServiceTitan[2]	Bill.com[3]	EverCommerce[1,4]
Total Revenue Growth	29%	20%	24%	18%	4%
GAAP Gross Margins	70%	85%	64%	82%	63%
Non-GAAP Gross Margins	72%	87%	70%	86%	66%
GAAP Profit Margin[5]	NA	(1%)	(24%)	2%	(5%)
Non-GAAP Profit Margin[6]	12%	19%	5%	19%	25%
Rule of 40[7]	41%	39%	29%	37%	30%
Client Growth	45%	23%	18%	(100%)	NM
Net Revenue Retention[8]	101%	102%	110%	92%	96%

1. Data for the third quarter 2024 and sourced from respective company's Q3 2024 public filings.
2. Data sourced from ServiceTitan, Inc.'s Form S-1 Registration Statement filed with the Securities and Exchange Commission on November 18, 2024. Active customer growth metrics as disclosed in the filing. Data for the six months ended July 31, 2024.
3. Data for the first quarter 2025 and sourced from Bill.com's Q1 2025 public filings.
4. EverCommerce (EVCM) Revenue Growth Pro Forma for fitness sale and reports Net Revenue Retention (NRR) on a last twelve months (LTM) basis.
5. Thryv does not disclose GAAP Profit Margin on a segment basis. GAAP Profit Margin represents the applicable GAAP Operating Margin as defined in the respective company's public disclosures.
6. Non-GAAP Profit Margin represents the applicable Non-GAAP Operating Margin or Adjusted EBITDA Margin as defined in the respective company's public disclosures.
7. Rule of 40 is defined as year-over-year revenue growth plus Adjusted EBITDA Margin.
8. Seasoned net revenue retention is calculated by dividing the recurring revenue of all SaaS clients as of the last month of the quarter (net of expansions, downsell, and churns) by the same customer cohort's recurring revenue one year ago, removing clients acquired over the last 12 months.

123
©2024 Thryv, Inc. All Rights Reserved.

FINANCIAL REVIEW

SaaS Aiming Points

- Gross Margins[1]
- Client Spend
- Net Revenue Retention[2]
- Rule of 40[3]
- Deleveraging

1. Denotes Adjusted Gross Margins
2. Seasoned net revenue retention is calculated by dividing the recurring revenue of all SaaS clients as of the last month of the quarter (net of expansions, downsell, and churns) by the same customer cohort's recurring revenue one year ago, removing clients acquired over the last 12 months.
3. Rule of 40 is defined as year-over-year revenue growth plus Adjusted EBITDA Margin.

124
©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. 2021 2022 2023 2024E 2025E 2027E 2029E 63.5% 63.6% 66.6% 70.0% 74.0% 76.0% 80.0% Adjusted Gross Margin F I N A N C I A L R E V I E W Product mix driving higher Adjusted Gross Margins. Company aiming towards ~80%. Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise. 125

FINANCIAL REVIEW

Product Evolution


EMPLOYEE COUNT
10
thryv Business Center.
thryv Marketing Center.
thryv Command Center
keap
Automations
Value Enhancing Add-Ons
thryv Reporting Center.
thryv Workforce Center.
$2K
$4K
SPEND INCREASE

126

©2024 Thryv, Inc. All Rights Reserved.

FINANCIAL REVIEW

Net Revenue Retention


101%
~100%
96%
91%
2022
2023
Q3 2024

Seasoned net revenue retention is calculated by dividing the recurring revenue of all SaaS clients as of the last month of the quarter (net of expansions, downsell, and churns) by the same customer cohort's recurring revenue one year ago, removing clients acquired over the last 12 months.

127

©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. C H A R T I N G O U R F U T U R E Acceleration In Paid Centers Per Client 128 2% 5% 6% 8% 10% 12% 2023 Q2 2023 Q3 2023 Q4 2024 Q1 2024 Q2 2024 Q3 Medium-Term Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise.

©2024 Thryv, Inc. All Rights Reserved. Targeting The Rule of 40 F I N A N C I A L R E V I E W FY 2023 FY 2024E Long-Term Adjusted EBITDA Margin Revenue Growth Rule of 40 26% >35% 20% FY 2022 ~40% 1. Rule of 40 is defined as year-over-year revenue growth plus Adjusted EBITDA Margin. FY 2024E is estimated based on the organic SaaS business. 2. Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise. 1 2 2 129

©2024 Thryv, Inc. All Rights Reserved. Deleveraging F I N A N C I A L R E V I E W 130

©2024 Thryv, Inc. All Rights Reserved. Required amortization payments ahead of schedule. Peak leverage in Q2-25, Significant deleveraging expected thereafter. Amortization & Leverage Scorecard F I N A N C I A L R E V I E W 131

©2024 Thryv, Inc. All Rights Reserved. 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 Q1-26 Q2-26 Q3-26 Q4-26 Q1-27 Q2-27 Q3-27 Q4-27 Amortization & Leverage Scorecard F I N A N C I A L R E V I E W Based on assumptions regarding the timing and impact of Marketing Services print cycle. Net Leverage Ratio is calculated based on LTM EBITDA per credit agreement to Net Debt. Company made two amortization payments totaling $26.3 million in November 2024. Paid Required Amortization Net Leverage RatioRequired Amortization Payments 2025 132

FINANCIAL REVIEW

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2025 & Medium-Term Targets

	2025 OUTLOOK	MEDIUM-TERM
Organic SaaS Revenue	Growth of 18%-20%	Growth of ~20%
Keap Revenue	$75m-$78m	Return to Growth in 2026
SaaS Adjusted Gross Margin	~74%	~80%
SaaS EBITDA	Mid-teens Margin; $10m of projected Keap Synergies	~20% Margin
Marketing Services Revenue	Decline of ~35%	Last Publications in 2028 (Cash Flow Through 2030)
Marketing Services EBITDA	Margins in the Mid-twenties	Margins in the Mid-twenties
EPS	Turns Positive H2	Positive Growth

Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise.

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©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. 134

©2024 Thryv, Inc. All Rights Reserved. Final Thoughts

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THRYV ANALYST DAY 2024

By the End of the Decade

Print Unlevered FCF[1,3]
(2025-2030)


$250-$300
Million

~$1 Billion in SaaS ARR[2,3]



1. Estimates include global tax assumptions but excludes cash interest payments.
2. ARR is defined as Annual Recurring Revenue
3. Forward-looking targets reflect our current outlook and are subject to change as future events and opportunities arise.

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©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. Q&A

©2024 Thryv, Inc. All Rights Reserved.

©2024 Thryv, Inc. All Rights Reserved. Appendix

©2024 Thryv, Inc. All Rights Reserved. 140 Non-GAAP Financial Reconciliation A P P E N D I X Reconciliation of Adjusted Gross Profit to Gross Profit FOR THE YEARS ENDED (in thousands) 2021 2022 2023 Reconciliation of Adjusted Gross Profit Gross Profit $104,712 $132,343 $169,190 Plus: Depreciation and amortization expense $3,792 $5,162 $6,178 Stock-based compensation expense $71 $89 $214 Adjusted Gross Profit $108,575 $137,594 $175,582 Gross Margin 61.2% 61.2% 64.2% Adjusted Gross Margin 63.5% 63.6% 66.6%